Exhibit 10.1

                           Letter and Trust Agreement

February 4, 2010

Deer Bay Resources Inc.
#401-2366 Wall Street
Vancouver, BC V6H 4Z1


Dear Sirs:

RE: Emmy Mineral Claim

     Pursuant to this Letter and Trust Agreement between Deer Bay Resources Inc. and Teuton Resources Corp. dated February 4, 2010, Teuton Resources Corp., the owner of the claims, will hold in trust for Deer Bay Resources Inc., a 100% undivided interest in the subject claim under the terms of the agreement:

                                              Number of           Date of
     Tenure No.     Document Description      Hectares          Expiration
     ----------     --------------------      --------          ----------

      705501               Emmy                  418          February 4, 2011

Teuton Resources Corp acknowledges receipt of Cnd$500 as consideration for entering into this Letter and Trust Agreement. Teuton Resources Corp. will deliver full title on demand to Deer Bay Resources Inc. when Deer Bay Resources Inc. demands.

Yours truly,


/s/ Dino Cremonese
-----------------------------
Dino Cremonese, President
Teuton Resources Corp.